City National Rochdale Municipal High Income Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 31, 2022
Class: Servicing Class Class N	Ticker: (CNRMX) (CNRNX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2022, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2021, are incorporated by reference into this Summary Prospectus.

City National Rochdale Municipal High Income Fund

INVESTMENT GOAL

The City National Rochdale Municipal High Income Fund (the “Muni High Income Fund” or the “Fund”) seeks to provide a high level of current income that is not subject to federal income tax.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Muni High Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.07%	0.07%
Total Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	0.82%	1.07%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$84	$262	$455	$1,014
Class N	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Muni High Income Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds. Municipal bonds are obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam), their political subdivisions such as counties and cities, and agencies or authorities, to finance public-purpose projects. The interest on municipal bonds is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (the “AMT”).

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, to be of comparable quality. The Fund’s typical

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investments include non-investment grade debt securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities. Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on an NRSRO’s credit rating. The Adviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage.

The Fund may invest in higher quality municipal bonds at times when yield spreads are narrow and the Adviser believes that the higher yields do not justify the increased risk, or when, in the opinion of the Adviser, there is a lack of medium- and lower-quality bonds in which to invest.

The Adviser’s view on interest rates largely determines the desired duration of the Fund’s holdings and how the Adviser structures the portfolio to achieve a duration target. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund the Adviser typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds may also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds may also include tobacco bonds that are issued by state created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Muni High Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political factors, adverse investor sentiment, or local, regional or global events such as epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Recent Market Events – The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also

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recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Municipal Securities – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although the Fund seeks to provide income exempt from federal income taxes, the Fund may invest in municipal bonds the interest on which is a Tax Preference Item. A Fund dividend attributable to such interest will also be a Tax Preference Item. If a Fund shareholder’s AMT liability increases as a result, that would reduce the Fund’s after-tax return to the shareholder. In addition, if certain types of investments the Fund buys as tax-exempt are later determined not to meet the applicable requirements, a portion of the Fund’s income could become subject to regular personal income taxes.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary policy made by central banks and governments are likely to impact the level of interest rates.

Privately Placed and Restricted Securities Risk – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Liquidity – High-yield bonds and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when they are less liquid or illiquid, and the Fund may receive less than expected. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as may be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Credit Enhancement – The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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Prepayment or Call Risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

LIBOR Risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of U.S. Dollar LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Private Activity Bonds – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Muni High Income Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

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This bar chart shows the performance of the Muni High Income Fund Servicing Class shares based on a calendar year.

Best Quarter 4.50% Q1 2014	Worst Quarter -6.87% Q4 2016

This table shows the average annual total returns of each class of the Muni High Income Fund for the periods ended December 31, 2021. The table also shows how the Fund’s performance compares with the returns of an index comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2021)	One Year	Five Years	Since Inception (12/30/2013)
Servicing Class
Return Before Taxes	5.05%	5.33%	5.24%
Return After Taxes on Distributions	5.00%	5.29%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	4.94%	4.95%
Class N
Return Before Taxes	4.88%	5.07%	4.98%
Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Index Unhedged USD Index(1) (Reflects no deduction for fees, expenses or taxes)	5.23%	N/A	N/A
S&P Municipal Yield Index (Reflects no deduction for fees, expenses or taxes)	6.35%	6.81%	6.82%

(1)

Previously, the Fund’s performance was compared to the S&P Municipal Yield Index as its benchmark. The Trust has elected to compare the Fund’s performance to the Bloomberg 60% Tax-Exempt High Yield/40% Municipal Investment Grade Custom Capped Custom Weighted Index Unhedged USD Index, as the Adviser believes this index is more aligned with the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

PORTFOLIO MANAGERS

William Black, Managing Director and Senior Portfolio Manager of the Adviser, Douglas Gibbs, Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Adviser, and Brian Winters, Director and Portfolio Manager / Senior High Yield Municipal Analyst of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Black has served as portfolio manager for the Fund since April 2016. Messrs. Gibbs and Winters have served as portfolio managers for the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts of the Adviser not maintained at City National Bank. The Muni High Income Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your

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approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Muni High Income Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Muni High Income Fund intends to distribute income that is exempt from regular federal income taxes. A portion of the Fund’s distributions, however, may be subject to such taxes, and a significant portion is expected to be a Tax Preference Item subject to the AMT.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Muni High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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